Earnings Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share

The following table presents the computation of basic and diluted (loss) earnings per share:

	For the year ended December 31,
($ and shares in thousands, except per share amounts)	2018	2017	2016
Numerator:
Net (loss) income attributable to IGT PLC	(21,350)	(1,068,576)	211,337

Denominator:
Weighted-average shares - basic	204,083	203,130	201,511
Incremental shares under stock based compensation plans	—	—	703
Weighted-average shares - diluted	204,083	203,130	202,214

Basic (loss) earnings per share attributable to IGT PLC	(0.10)	(5.26)	1.05
Diluted (loss) earnings per share attributable to IGT PLC	(0.10)	(5.26)	1.05

Certain stock options to purchase common shares were outstanding, but were excluded from the computation of diluted earnings per share, because the exercise price of the options was greater than the average market price of the common shares for the full year, and therefore, the effect would have been antidilutive.

During years when we are in a net loss position, certain outstanding stock options and unvested restricted stock awards are excluded from the computation of diluted earnings per share because including them would have had an antidilutive effect.

For the years ended December 31, 2018 and 2017, 1.6 million and 0.4 million stock options and unvested restricted stock awards, respectively, were excluded from the computation of diluted earnings per share because including them would have had an antidilutive effect. No stock options or unvested restricted stock awards were excluded from the computation in 2016.